Exhibit 10.3 - Form of Stock Purchase Warrant to be Issued to Each of Sun One Price, LLC, Randolph Street Partners V, H.I.G. Sun Partners, Inc.
and Glenn B. Oken.

                                                                       Exhibit A

                  THE SECURITY REPRESENTED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED ON JUNE ___, 2003, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                         ONE PRICE CLOTHING STORES, INC.
                             STOCK PURCHASE WARRANT


Date of Issuance:  June ___, 2003                         Certificate No. W-____


                  FOR VALUE RECEIVED, One Price Clothing Stores, Inc., a Delaware corporation (the "Company"), hereby grants to Sun One Price, LLC, a Delaware limited liability company, or its registered assigns (the "Registered Holder") the right to purchase from the Company, subject to the terms and conditions hereof, shares of Common Stock as set forth below, at a price per share as set forth below. The amount and kind of securities obtainable pursuant to the rights granted hereunder are subject to adjustment pursuant to the provisions contained in this Warrant.

                  This Warrant was issued pursuant to that certain Stock Purchase Agreement, dated as of June 18, 2003 (the "Purchase Agreement"), by and between the Company and Sun One Price, LLC ("Sun"). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Purchase Agreement.

                  For tax purposes, the value of this Warrant as of the date hereof is $[_________].

                  This Warrant is subject to the following provisions:

Section 1.        Definitions.

                  The following terms have meanings set forth below:

                  "Common Stock" means the Company's Common Stock, par value $0.01 per share, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company; provided that with respect to the shares of Common Stock issuable upon the exercise of this Warrant, "Common Stock" means the Company's Common Stock, par value $0.01 per share.

                  "Market Price" means as to any security the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading; provided, however, that if the Market Price of the Common Stock is required to be determined in the context of a sale of the Company (whether by merger, consolidation, stock sale, sale of substantially all of its assets, or similar transaction), then Market Price shall be the value applied to the Common Stock in such transaction (or, if no value is expressly applied to the Common Stock in such transaction, then the value imputed to the Common Stock in such transaction as reasonably determined by the Board of Directors of the Company). If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of the Warrant representing a majority of the Common Stock purchasable upon exercise of all of the Warrant then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of the Warrant representing a majority of the Common Stock purchasable upon exercise of all of the Warrant then outstanding; provided further that if such parties are unable to jointly select an appraiser within a reasonable period of time, the Company and the Registered Holders of the Warrant representing a majority of the Common Stock purchasable upon exercise of all of the Warrant then outstanding shall each select one appraiser who then will jointly appoint a third appraiser who will act as the appraiser for purposes of determining fair value. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrant, and the fees and expenses of such appraiser shall be paid by the Company.

                  "Pre-Closing Option" means all warrants, options, conversion rights or agreements of any kind to which the Company or any Subsidiary is a party relating to the purchase or acquisition of any shares of Company capital stock and all other securities or obligations of any kind to which the Company or any Subsidiary is a party convertible into or exchangeable or exercisable for any shares of Company capital stock, provided that such instruments, agreements or obligations were issued and outstanding or otherwise binding upon the Company immediately prior to the Closing.1

                  "Pre-Closing Option Share" means a share of Company capital stock purchased or purchasable upon exercise of a Pre-Closing Option.

                  Section 2.      Number of Warrant Shares; Exercise of Warrant.
                                  ---------------------------------------------

2A. Number of Warrant Shares. The aggregate number of shares of Common Stock that the Registered Holder shall be entitled to purchase upon exercise of this Warrant ("Warrant Shares") shall be the number equal to:

(i) The number set forth on Schedule A attached hereto as of the Closing as the Total under the heading "Corresponding Holder Warrant - No. of Shares"; minus

(ii) The number set forth on Schedule A under the heading "Corresponding Holder Warrant - No. of Shares" with respect to any Pre-Closing Option that expires or is terminated hereafter without exercise, whether such expiration or termination occurs as a consequence of passage of time, a termination of the employment of the applicable holder, pursuant to agreement with the applicable holder, or otherwise.

2B. Exercise.

(i) After such time, if at all, as any Pre-Closing Option has been exercised (whether through the actual issuance of shares of Common Stock, cashless exercise or otherwise), the Registered Holder shall have the right to purchase
5.67 times the number of shares of Common Stock exercised by the holder of such Pre-Closing Option (i.e., the number of shares set forth on Schedule A under the heading "Corresponding Holder Warrant - No. of Shares" with respect to such Pre-Closing Option if the Pre-Closing Option is exercised in full or a pro rata portion if it is exercised in part). The exercise price with respect to such Pre-Closing Option shall be the same as the exercise price associated with such Pre-Closing Option (the "Exercise Price"). For example, if the holder of a Pre-Closing Option to purchase 100 shares with an exercise price of $0.50 per share exercised such Pre-Closing Option (whether through the actual issuance of shares of Common Stock, cashless exercise or otherwise), then, with respect to such Pre-Closing Option, this Warrant would entitled the Registered Holder to purchase a total of 567 shares of Common Stock with an Exercise Price of $0.50 per share. For avoidance of doubt, until expiration of the Exercise Period (as defined below), so long as the number of Warrant Shares as calculated under
Section 2A is greater than zero, the Registered Holder may exercise a portion of this Warrant with respect to all (or a portion) of a specified Pre-Closing Option and retain the right to exercise the remainder (or a portion) of this Warrant with respect to such Pre-Closing Option, if this Warrant is exercised with respect to only of a portion of such Pre-Closing Option, and other Pre-Closing Options for which this Warrant has not already been exercised (whether or not such other Pre-Closing Options have been exercised by the holders thereof).

                  (iii) Notwithstanding any other provision herein, if in connection with the exercise of a Pre-Closing Option, such exercise is accomplished using a cashless exercise methodology, the Registered Holder shall have the right to purchase 5.67 times the number of shares that would have been acquired by the holder of the Pre-Closing Option had such holder fully exercised the Pre-Closing Option and actually acquired the Pre-Closing Option Shares associated with such Pre-Closing Option.

                  (iv) The Company shall update Schedule A no less frequently than on a quarterly basis and, in any event, upon the request of any Registered Holder as to maintain a schedule of all Pre-Closing Options exercised after the Closing and prior to the expiration of this Warrant, which schedule shall (a) identify each Pre-Closing Option, including the applicable exercise price and expiration date (without regard to vesting or other provisions that may cause earlier expiration) of each such Pre-Closing Option, (b) include a calculation of the respective cumulative totals of Pre-Closing Option Shares actually issued and deemed to be issued for purposes of this Section 2B, (c) include a calculation of the number of Warrant Shares issuable hereunder with respect to each such Pre-Closing Option remaining outstanding from time to time, (d) strike those Pre-Closing Options that have expired or been terminated without exercise, and (e) reflect, in the aggregate, the number of shares of Common Stock, if any, then purchasable as Warrant Shares under this Warrant. The Company shall provide a copy of such Schedule A, as updated from time to time, to any Registered Holder promptly upon request.

2C. Exercise Period. Subject to Section 2B, the Registered Holder may exercise, in whole or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including June ___, 2013 (the "Exercise Period"); provided, however, this Warrant shall not be exercisable until such time as the Company has filed an amended and restated Certificate of Incorporation increasing the number of shares of Common Stock to an amount such that the number of authorized, unissued shares of Common Stock exceeds the number of Warrant Shares and shares of Common Stock issuable upon the conversion or exercise of all outstanding options, warrants and preferred stock of the Company (the "Amended and Restated Certificate"). Notwithstanding the foregoing, if at any time as a consequence of any combination of prior exercises and expirations of Pre-Closing Options, the number of Warrant Shares as calculated under Section 2A shall equal zero, then this Warrant shall automatically expire.

2D.      Exercise Procedure.

(i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

(a) a completed Exercise Agreement, as described in Section 2D below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

(b)      this Warrant;

(c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit I hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 8 hereof; and

(d) (A) a check or wire transfer payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price") or (B) a written notice to the Company that Registered Holder is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

(ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company (or its transfer agent) to the Purchaser as promptly as practicable after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within five days after the date of the Exercise Time, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement described in Section 2E below.

(iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

(iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

(v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

(vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

(vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

(viii) The Company shall at all times, following the filing of the Amended and Restated Certificate, reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock issuable upon the exercise of the Warrant. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall from time to time take all such action as may be necessary to assure that the par value of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

2E. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit II hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

2F. Fractional Shares. If a fractional share of Common Stock would be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

2G. Schedule A. The Company represents that Schedule A attached hereto accurately sets forth the number of Pre-Closing Options together with the corresponding exercise price and expiration date of each such Pre-Closing Option (subject in certain cases to earlier expiration upon the occurrence of events applicable to the given Pre-Closing Option). From the date hereof through expiration of this Warrant, immediately upon discovery thereof, the Company shall disclose to the Purchaser any error or inaccuracy in Schedule A (or any updated version of Schedule
         A) and Schedule A (or any updated version of Schedule) shall immediately be revised to correct any error or inaccuracy.

Section 3.        Dilution Protection.

3A. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of the Warrant representing a majority of the Common Stock obtainable upon exercise of all of the Warrant then outstanding) to insure that each of the Registered Holders of the Warrant shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as would have been issued or payable in such Organic Change (as if both (x) the holders of all Pre-Closing Options exercised all such Pre-Closing Options as were then exercisable immediately prior to such Organic Change and (y) the holder had exercised this Warrant immediately prior to such Organic Change) with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of the Warrant representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 3 and Sections 4 and 5 hereof shall thereafter be applicable to the Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrant based on the relative value of the Common Stock and the common stock of the successor entity or purchasing entity). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the Registered Holders of the Warrant representing a majority of the Common Stock obtainable upon exercise of all of the Warrant then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

3B. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 3 but not expressly provided for by such provisions or definition, including without limitation a forward or reverse stock split, then the Company's board of directors shall make an appropriate adjustment in the number of shares of Common Stock obtainable upon exercise of this Warrant and the other terms of this Warrant in such manner as shall fully preserve the economic benefits provided hereunder and to protect the rights of the holders of the Warrant; provided that no such adjustment shall decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Warrant, except to the extent of a reverse split or similar recapitalization.

3C. Notices.

(i) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record
(A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

(ii) The Company shall give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

(iii) Promptly following any Organic Change, the Company shall deliver to each Registered Holder an updated Schedule A, indicating the applicable numbers of Warrant Shares and corresponding exercise prices following such Organic Change.

Section 4. Liquidating Dividends. If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall pay to the Registered Holder of this Warrant (or any Person designated by the Registered Holder) at the time of payment thereof the Liquidating Dividend which would have been paid to such Registered Holder on the Common Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

Section 5. Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered holder of this Warrant (or any Person designated by the Registered Holder) shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Section 6. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

Section 7. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit I hereto) at the principal office of the Company.

Section 8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrant of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrant shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender (including without limitation designation of which Warrant Shares then identified on Schedule A shall be included in each such new Warrant). The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrants shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrant".

Section 9. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

Section 10. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

Section 11. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrant representing a majority of the shares of Common Stock obtainable upon exercise of the Warrant; provided that no such action may change the Exercise Price of the Warrant or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of the Warrant representing at least a majority of the shares of Common Stock obtainable upon exercise of the Warrant.

Section 12. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Delaware shall govern all issues with respect to this Warrant, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

                                                      * * * *

                  IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.



                                                 ONE PRICE CLOTHING STORES, INC.




                                                 By
                                                 Its
[Corporate Seal]
Attest:

                         Secretary

--------------------------------------------------------------------------------

                                                                       EXHIBIT I
                                   ASSIGNMENT

                  FOR VALUE RECEIVED, _____________________________ hereby
sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of those specified shares of the Common Stock covered thereby set forth below (with the specific Pre-Closing Options corresponding to such Warrant Shares being identified on the Schedule attached hereto), unto:

Names of Assignee      Address            No. of Shares


                       Dated:

                       Signature
                                --------------------------------------



                       Witness
                                --------------------------------------

                                                                      EXHIBIT II

                               EXERCISE AGREEMENT


To:                                                    Dated:


                  The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                 Signature
                                           -------------------------------------
                                 Address
                                           -------------------------------------

                                   SCHEDULE A
                                       to
                   SUN ONE PRICE, INC. Stock Purchase Warrant
                              Dated June ___, 2003
                               ("Holder Warrant")

                          Updated as of: Effective Time

                 Existing ONE PRICE Instrument              Existing AND Holder Warrant   Corresponding
                                                                                          Holder Warrant           Disposition
    -----------------------------------------------------   ---------------------------  -----------------     --------------------
                               No. of            Issue         Expiration    Exercise
    Type        Holder         Shares             Date            Date        Price        No. of Shares        Action       Date
    ----        ------     -------------       ----------     ----------     -------     -----------------     ---------   --------
 1 [Warrant]
 2 [Warrant]
 3 [Warrant]
 4 [Warrant]
 5 [Warrant]
 6 [Warrant]
 7 [Warrant]
 8 [Warrant]
 9 [Warrant]
10 [Warrant]
11 [Warrant]
12 [Warrant]
13 [Warrant]
14 [Warrant]
15 [Warrant]
16 [Warrant]
17 [Warrant]
18 [Warrant]
19 [Warrant]
20 [Warrant]
21 [Warrant]
22 [Warrant]
23 [Warrant]
24 [Option]
25 [Option]
26 [Option]
27 [Option]
28 [Option]
29 [Option]
30 [Option]
31 [Option]
32 [Option]
33 [Option]
34 [Option]
35 [Option]
36 [Option]
37 [Option]

--------
     1 To the extent that warrants, instead of shares of Common Stock, are issued to the Company's trade vendors in connection with the restructuring of any outstanding trade payables, then Pre-Closing Options will include such warrants.